UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

IRIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9158 Eton Avenue Chatsworth, CA	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 709-1244

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operation and Financial Condition.

On February 28, 2011, IRIS International, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full fiscal year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will host a conference call today at 4:30 p.m. Eastern time, 1:30 p.m. Pacific time. To participate, dial 1-877-870-9220 approximately 10 minutes before the conference call is scheduled to begin. Hold for the operator and reference the IRIS International conference call. International callers should dial 973-638-3437. The conference call may also be accessed by means of a live audio webcast on our website at http://proiris.com. The conference web cast will be archived and available for replay for 90 days from the date of the broadcast.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	– Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number		Description

99.1		Press release dated February 28, 2011 issued by IRIS International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: February 28, 2011

By: /s/ César M. García
César M. García
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 28, 2011 issued by IRIS International, Inc.

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